Schedule of Investments PIMCO Income Strategy Fund II	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 126.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 43.7%
Amsurg
TBD% due 04/28/2028 «		$20,369	$15,412
16.394% due 04/29/2027		10,064	12,002
AmSurg LLC 0.500% - 13.250% (PRIME + 2.750%) due 07/10/2026 «~		639	639
AP Core Holdings LLC 10.931% due 09/01/2027		14,520	14,191
AVSC Holding Corp. (8.681% Cash and 0.250% PIK) 8.931% (LIBOR03M + 3.000%) due 03/03/2025 ~(c)		4,982	4,818
BDO U.S.A. PC TBD% due 08/31/2028 «		2,540	2,489
Carnival Corp. 7.608% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,248	2,387
Diamond Sports Group LLC TBD% - 15.412% due 05/25/2026		$17,965	9,342
DirecTV Financing LLC 10.431% due 08/02/2027		1,707	1,672
Finastra U.S.A., Inc.
5.000% - 12.627% due 09/13/2029 «µ		103	102
5.000% - 12.627% due 09/13/2029 «		997	979
Forbes Energy Services LLC TBD% due 12/31/2023 «		319	0
Gateway Casinos & Entertainment Ltd.
13.496% due 10/15/2027		6,699	6,723
13.498% due 10/18/2027	CAD	3,830	2,830
Incora TBD% - 13.917% due 03/01/2024 «		$6,695	6,921
Intelsat Jackson Holdings SA 9.772% due 02/01/2029		4,128	4,124
Ivanti Software, Inc. 9.758% due 12/01/2027		11,104	9,640
Lealand Finance Co. BV 8.431% due 06/28/2024 «		88	64
Lealand Finance Co. BV (6.431% Cash and 3.000% PIK) 9.431% due 06/30/2025 (c)		824	459
Lifepoint Health, Inc. TBD% due 11/16/2028		700	679
Magenta Buyer LLC 10.631% due 07/27/2028		1,000	749
Market Bidco Ltd. 10.144% due 11/04/2027	GBP	9,371	11,101
MPH Acquisition Holdings LLC 9.916% (LIBOR03M + 4.250%) due 09/01/2028 ~		$9,621	9,092
Obol France 3 SAS 8.412% (EUR001M + 4.750%) due 12/31/2025 ~	EUR	5,900	5,616
Oi SA
TBD% - 14.000% due 09/07/2024 µ		$5,431	5,431
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		4,206	288
Poseidon Bidco SASU 9.205% - 9.222% (EUR003M + 5.250%) due 07/25/2028 ~	EUR	6,700	7,101
Profrac Services LLC 12.753% - 12.902% due 03/04/2025		$6,877	6,902
Promotora de Informaciones SA 8.905% (EUR003M + 5.220%) due 12/31/2026 ~	EUR	16,447	16,635
Promotora de Informaciones SA (6.655% Cash and 5.000% PIK) 11.655% (EUR003M + 2.970%) due 06/30/2027 «~(c)		697	671
PUG LLC
8.931% - 9.681% due 02/12/2027		$8,571	8,115
8.931% - 9.681% due 02/12/2027 «		406	387
Radiate Holdco LLC 8.681% due 09/25/2026		2,600	2,136
Rising Tide Holdings, Inc. 1.000% due 06/01/2026		405	391
SCUR-Alpha 1503 GmbH
9.214% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,100	2,091
10.869% due 03/29/2030		$3,284	3,065
Steenbok Lux Finco 2 SARL TBD% due 06/30/2026	EUR	15,137	7,234
Syniverse Holdings, Inc. 12.390% due 05/13/2027		$17,730	15,712
Team Health Holdings, Inc. 8.181% (LIBOR01M + 2.750%) due 02/06/2024 ~		13,648	13,365

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		12,167	833
1.750% due 02/26/2035		214	15
U.S. Renal Care, Inc. 10.607% due 06/20/2028		18,286	12,251
Veritas U.S., Inc. 10.431% due 09/01/2025		14,043	12,248
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		2,130	1,597
Windstream Services LLC
9.416% due 02/23/2027		6,060	5,999
11.666% due 09/21/2027		2,755	2,662

Total Loan Participations and Assignments (Cost $272,476)			247,160

CORPORATE BONDS & NOTES 37.1%
BANKING & FINANCE 10.5%
Agps Bondco PLC
4.625% due 01/14/2026 ^(d)	EUR	3,900	1,726
5.000% due 04/27/2027 ^(d)		2,400	877
5.500% due 11/13/2026 ^(d)		200	85
Armor Holdco, Inc. 8.500% due 11/15/2029 (m)		$2,700	2,353
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (m)	EUR	2,800	2,656
2.625% due 04/28/2025 (m)		1,285	1,276
7.677% due 01/18/2028 •(m)		2,100	1,988
8.000% due 01/22/2030 •(m)		2,361	2,375
8.500% due 09/10/2030 •(m)		1,400	1,408
10.500% due 07/23/2029 (m)		5,318	5,680
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	800	204
Barclays PLC
6.490% due 09/13/2029 •		$300	298
6.692% due 09/13/2034 •		600	586
7.437% due 11/02/2033 •(m)		2,282	2,345
BOI Finance BV 7.500% due 02/16/2027	EUR	3,000	2,695
Brandywine Operating Partnership LP 4.550% due 10/01/2029		$300	234
CaixaBank SA 6.840% due 09/13/2034 •(m)		500	490
CBRE Services, Inc. 5.950% due 08/15/2034 (m)		800	756
Corsair International Ltd. 8.802% due 01/28/2027 •	EUR	1,000	1,049
Cosaint Re Pte. Ltd. 15.286% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$900	783
Credit Suisse AG AT1 Claim ^		8,393	881
Deutsche Bank AG
3.547% due 09/18/2031 •		400	323
6.720% due 01/18/2029 •(m)		300	298
GSPA Monetization Trust 6.422% due 10/09/2029		2,447	2,322
Hestia Re Ltd. 14.946% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	687
HSBC Holdings PLC 6.254% due 03/09/2034 •(m)		400	391
Hudson Pacific Properties LP 3.950% due 11/01/2027		100	79
Sanders Re Ltd. 17.196% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,405	1,109
Societe Generale SA 6.691% due 01/10/2034 •(m)		500	486
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,298	785
2.100% due 05/15/2028 ^(d)		200	125
3.125% due 06/05/2030 ^(d)		200	123
3.500% due 01/29/2025 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		500	322
4.570% due 04/29/2033 ^(d)		1,600	1,012
UBS Group AG
3.091% due 05/14/2032 •		300	237
4.194% due 04/01/2031 •		400	349
6.246% due 09/22/2029 •		600	594
6.442% due 08/11/2028 •(m)		600	600
9.016% due 11/15/2033 •		250	289
Uniti Group LP
6.000% due 01/15/2030 (m)		9,565	6,087
6.500% due 02/15/2029 (m)		2,900	1,903
VICI Properties LP 5.750% due 02/01/2027 (m)		5,300	5,136
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		8,297	4,511

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Yosemite Re Ltd. 15.424% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		760	792

			59,371

INDUSTRIALS 22.0%
Altice Financing SA 5.750% due 08/15/2029 (m)		1,039	853
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		558	439
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		1,138	889
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		1,892	1,483
CGG SA
7.750% due 04/01/2027	EUR	5,500	5,229
8.750% due 04/01/2027 (m)		$3,656	3,275
CVS Pass-Through Trust 7.507% due 01/10/2032		643	659
DISH DBS Corp.
5.250% due 12/01/2026 (m)		7,000	5,962
5.750% due 12/01/2028 (m)		7,260	5,595
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		74	13
Ford Motor Co. 7.700% due 05/15/2097 (m)		6,655	6,495
HCA, Inc. 7.500% due 11/15/2095 (m)		1,200	1,259
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (m)		17,148	15,250
Inter Media & Communication SpA 6.750% due 02/09/2027 (m)	EUR	1,595	1,619
Market Bidco Finco PLC 4.750% due 11/04/2027		800	732
New Albertsons LP 6.570% due 02/23/2028 (m)		$6,800	6,522
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		10,500	9,061
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/30/2023 (g)(j)		1,101	26
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		1,361	1,261
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,300	1,244
Santos Finance Ltd. 6.875% due 09/19/2033		$500	490
Sitio Royalties Operating Partnership LP 7.875% due 11/01/2028 (b)		900	903
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		1,781	1,610
5.750% due 09/30/2039 (m)		10,582	9,791
Transocean Aquila Ltd. 8.000% due 09/30/2028 (b)		500	500
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,704	1,142
Valaris Ltd. 8.375% due 04/30/2030 (m)		3,574	3,580
Vale SA 1.641% due 12/29/2049 ~(j)	BRL	110,000	6,842
Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		$300	253
4.125% due 08/15/2031		100	82
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		2,750	2,302
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		27,315	24,856
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		4,800	3,822

			124,039

UTILITIES 4.6%
FORESEA Holding SA 7.500% due 06/15/2030		1,171	1,102
NGD Holdings BV 6.750% due 12/31/2026		396	285
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	6,864
Oi SA 10.000% due 07/27/2025 ^(d)		26,307	1,800
Pacific Gas & Electric Co.
3.750% due 08/15/2042		22	14
4.000% due 12/01/2046		8	5
4.200% due 03/01/2029 (m)		1,800	1,593
4.450% due 04/15/2042 (m)		535	383
4.500% due 12/15/2041		22	15

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

4.750% due 02/15/2044 (m)	4,092	3,029
4.950% due 07/01/2050 (m)	4,328	3,232
Peru LNG SRL 5.375% due 03/22/2030 (m)	7,840	6,163
Vistra Operations Co. LLC 6.950% due 10/15/2033	1,500	1,473

		25,958

Total Corporate Bonds & Notes (Cost $257,706)		209,368

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026	3,400	2,060

Total Convertible Bonds & Notes (Cost $3,400)		2,060

MUNICIPAL BONDS & NOTES 3.3%
MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	1,500	1,058

OHIO 0.9%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111	6,000	5,006

PUERTO RICO 1.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	614	319
0.000% due 11/01/2051	18,520	8,889

		9,208

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	45,700	3,607

Total Municipal Bonds & Notes (Cost $19,875)		18,879

U.S. GOVERNMENT AGENCIES 1.8%
Fannie Mae
0.821% due 01/25/2040 •(a)	123	7
3.500% due 02/25/2042 (a)	285	25
4.500% due 11/25/2042 (a)(m)	748	90
Freddie Mac
0.000% due 09/15/2035 •(m)	776	531
0.700% due 11/25/2055 ~(a)	33,280	2,204
3.000% due 02/15/2033 (a)	717	57
3.500% due 12/15/2032 (a)(m)	999	105
6.156% due 11/25/2055 «~	8,071	4,700
12.979% due 12/25/2027 •	2,515	2,653
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	165	18
4.000% due 10/16/2042 - 10/20/2042 (a)	130	14

Total U.S. Government Agencies (Cost $11,535)		10,404

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.8%
Atrium Hotel Portfolio Trust 7.580% due 12/15/2036 •	3,200	2,891
Banc of America Funding Trust
4.436% due 01/20/2047 ^~	368	336
6.000% due 01/25/2037	2,709	2,229
BCAP LLC Trust
0.000% due 05/26/2037 ~	758	310
3.619% due 08/28/2037 ~	1,247	1,227
3.875% due 08/26/2037 ~	8,576	6,592
4.420% due 07/26/2037 ~	4,236	3,512
4.534% due 03/26/2037 þ	622	876
5.750% due 12/26/2035 ~	1,540	1,019
6.250% due 11/26/2036	2,292	1,692
7.650% due 09/26/2036 ~	3,334	2,983
Bear Stearns ALT-A Trust
4.074% due 09/25/2047 ^~	3,642	1,793
4.224% due 11/25/2035 ~	2,980	2,068
4.491% due 11/25/2036 ^~	265	137
4.714% due 09/25/2035 ^~	229	126
5.934% due 01/25/2036 ^•	424	379
CALI Mortgage Trust 3.957% due 03/10/2039 (m)	3,100	2,369

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

CD Mortgage Trust 5.688% due 10/15/2048	87	76
Chase Mortgage Finance Trust
4.028% due 12/25/2035 ^«~	3	3
5.500% due 05/25/2036 ^«	1	1
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «	9	8
6.000% due 09/25/2037 «	265	247
Commercial Mortgage Loan Trust 6.809% due 12/10/2049 ~	329	44
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,455	829
6.000% due 08/25/2037 ^~	716	409
Countrywide Alternative Loan Trust
4.290% due 04/25/2036 ^~	280	238
5.500% due 03/25/2035	202	87
5.500% due 01/25/2036	260	150
5.750% due 01/25/2035	121	113
5.750% due 02/25/2035	182	124
5.750% due 12/25/2036 ^	548	226
6.000% due 02/25/2035	233	170
6.000% due 04/25/2036	360	173
6.000% due 04/25/2037 ^«	464	203
6.000% due 04/25/2037 ^	723	338
6.250% due 11/25/2036 ^	424	315
6.250% due 12/25/2036 ^•	399	178
6.500% due 08/25/2036 ^	370	118
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 07/25/2037	1,141	480
6.014% due 03/25/2035 ^•	2,000	1,622
6.250% due 09/25/2036 ^	323	127
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	200	145
Credit Suisse Mortgage Capital Certificates 4.635% due 10/26/2036 ~	5,297	4,381
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^	98	51
Credit Suisse Mortgage Capital Trust 9.794% due 07/15/2032 •	5,379	4,948
DBGS Mortgage Trust 7.747% due 10/15/2036 •(m)	2,390	1,461
First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 ^«~	1	0
4.010% due 05/25/2037 ^~	122	51
Freddie Mac 13.115% due 11/25/2041 •	3,800	3,943
GS Mortgage Securities Corp. Trust 8.733% due 08/15/2039 •(m)	1,100	1,100
Hilton USA Trust 2.828% due 11/05/2035	800	636
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,446	1,091
Jackson Park Trust 3.350% due 10/14/2039 ~	1,616	1,137
JP Morgan Alternative Loan Trust
3.718% due 05/25/2036 ^~	773	439
3.897% due 03/25/2036 ^~	754	543
3.970% due 03/25/2037 ^~	468	421
JP Morgan Chase Commercial Mortgage Securities Trust
7.066% due 07/05/2033 •(m)	2,275	1,977
9.697% due 02/15/2035 •	3,756	3,540
JP Morgan Mortgage Trust
4.137% due 02/25/2036 ^~	141	102
5.144% due 10/25/2035 «~	55	50
6.500% due 09/25/2035 «	32	20
Lehman Mortgage Trust
6.000% due 07/25/2037 ^«	183	157
6.500% due 09/25/2037 ^	1,751	541
Lehman XS Trust 5.874% due 06/25/2047 •	874	769
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^«	326	80
Merrill Lynch Mortgage Investors Trust 3.716% due 03/25/2036 ^~	1,059	588
Morgan Stanley Capital Trust 9.855% due 11/15/2034 •	2,400	2,216
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ	7	3
Residential Accredit Loans, Inc. Trust
1.828% due 12/26/2034 ^~	489	185
6.000% due 08/25/2036 ^	139	112
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	774	295
6.000% due 07/25/2037 ^	1,319	533
6.250% due 09/25/2037 ^	2,472	1,013

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Residential Funding Mortgage Securities, Inc. Trust 4.718% due 09/25/2035 ~		433	318
Stratton Mortgage Funding PLC 8.159% due 07/20/2060 •	GBP	3,500	4,236
Structured Adjustable Rate Mortgage Loan Trust
4.494% due 01/25/2036 ^~		$1,242	644
4.606% due 11/25/2036 ^~		1,039	856
SunTrust Adjustable Rate Mortgage Loan Trust 4.061% due 02/25/2037 ^~		66	55
Tharaldson Hotel Portfolio Trust 8.922% due 11/11/2034 •		3,240	3,138
WaMu Mortgage Pass-Through Certificates Trust
3.705% due 02/25/2037 ^~		242	200
3.784% due 05/25/2037 ^~		438	371
3.873% due 10/25/2036 ^~		350	301
4.554% due 07/25/2037 ^~		434	397
WSTN Trust
7.958% due 07/05/2037 ~(m)		1,400	1,389
8.748% due 07/05/2037 ~		1,400	1,389
10.174% due 07/05/2037 ~		1,100	1,096

Total Non-Agency Mortgage-Backed Securities (Cost $91,602)			83,736

ASSET-BACKED SECURITIES 6.9%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	615
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,469
Argent Securities Trust 5.814% due 03/25/2036 •		3,012	1,643
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,621
Bear Stearns Asset-Backed Securities Trust
4.689% due 10/25/2036 ^•		$1,828	2,762
6.500% due 10/25/2036 ^		340	147
Belle Haven ABS CDO Ltd. 5.780% due 07/05/2046 •		180,259	18
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	532
0.000% due 10/22/2031 ~		1,500	294
Citigroup Mortgage Loan Trust
5.734% due 12/25/2036 •(m)		11,132	4,390
5.754% due 12/25/2036 •		1,279	717
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	621	117
Fremont Home Loan Trust 5.584% due 01/25/2037 •		$11,169	5,058
Home Equity Mortgage Loan Asset-Backed Trust 5.594% due 07/25/2037 •		2,330	1,259
KKR CLO Ltd. 0.000% due 10/17/2031 ~		3,000	1,680
Lehman XS Trust 6.790% due 06/24/2046 «þ		3	11
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	1,601
Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	363
0.000% due 03/15/2030 «(g)		6	206
Merrill Lynch Mortgage Investors Trust 5.754% due 04/25/2037 •		370	176
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		389	213
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	648
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	869
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	409
0.000% due 10/15/2048 «(g)		1	306
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,400	408
0.000% due 07/25/2040 «(g)		21	226
0.000% due 09/25/2040 «(g)		1,758	214
South Coast Funding Ltd. 6.227% due 08/10/2038 •		11,442	785
Taberna Preferred Funding Ltd.
5.991% due 12/05/2036 •		4,441	3,885
6.000% due 07/05/2035 •		1,245	1,133
6.011% due 08/05/2036 •		262	236
6.011% due 08/05/2036 ^•		5,173	4,656

Total Asset-Backed Securities (Cost $76,648)			38,667

SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
0.750% due 07/09/2030 þ		3,626	900

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

1.000% due 07/09/2029		683	189
3.500% due 07/09/2041 þ		5,512	1,430
3.625% due 07/09/2035 þ		3,741	895
3.625% due 07/09/2046 þ		115	29
4.250% due 01/09/2038 þ		11,605	3,415
15.500% due 10/17/2026	ARS	61,630	15
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	141,200	2,600
13.000% due 01/30/2026		145,300	2,682
Dominican Republic International Bond 13.625% due 02/03/2033		14,700	305
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$500	223
7.875% due 02/11/2035 ^(d)		600	269
8.750% due 03/11/2061 ^(d)		200	86
Provincia de Buenos Aires 105.742% due 04/12/2025	ARS	363,012	417
Romania Government International Bond
5.500% due 09/18/2028	EUR	900	944
6.375% due 09/18/2033		900	938
Ukraine Government International Bond 4.375% due 01/27/2032 ^(d)		1,205	306
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	3
9.250% due 09/15/2027 ^(d)		315	32

Total Sovereign Issues (Cost $29,907)			15,678

		SHARES
COMMON STOCKS 6.9%
COMMUNICATION SERVICES 0.3%
Clear Channel Outdoor Holdings, Inc. (e)		549,096	868
iHeartMedia, Inc. 'A' (e)		129,909	410
iHeartMedia, Inc. 'B' «(e)		100,822	287
Promotora de Informaciones SA (e)		258,261	100

			1,665

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(k)		24,971,377	0

ENERGY 0.0%
Axis Energy Services 'A' «(k)		2,048	67

FINANCIALS 1.6%
Banca Monte dei Paschi di Siena SpA (e)		1,043,000	2,663
Intelsat Emergence SA «(e)(k)		233,715	6,266

			8,929

INDUSTRIALS 3.0%
Drillco Holding Lux SA «(e)		27,587	725
Drillco Holding Lux SA «(e)(k)		66,318	1,741
Neiman Marcus Group Ltd. LLC «(e)(k)		82,915	11,274
Syniverse Holdings, Inc. «(k)		2,262,178	2,047
Voyager Aviation Holdings LLC «(e)		1,155	0
Westmoreland Mining Holdings «(e)(k)		52,802	607
Westmoreland Mining LLC «(e)(k)		53,267	346

			16,740

UTILITIES 2.0%
West Marine New «(e)(k)		2,750	29
Windstream Units «(e)		565,698	11,258

			11,287

Total Common Stocks (Cost $39,029)			38,688

RIGHTS 0.0%
INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(e)		24,598	230

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Total Rights (Cost $0)			230

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		401	1

INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «		24,462	227

UTILITIES 0.0%
West Marine - Exp. 09/08/2028 «		357	0

Total Warrants (Cost $5,389)			228

PREFERRED SECURITIES 2.2%
BANKING & FINANCE 2.2%
AGFC Capital Trust 7.320% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,800,000	953
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(j)		70,000	60
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(j)		1,000,000	937
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(j)(m)		10,952,000	10,669
SVB Financial Group
4.000% due 05/15/2026 ^(d)(j)		200,000	7
4.250% due 11/15/2026 ^(d)(j)		100,000	4
4.700% due 11/15/2031 ^(d)(j)		178,000	7

			12,637

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		6,929	0

Total Preferred Securities (Cost $19,787)			12,637

REAL ESTATE INVESTMENT TRUSTS 0.7%
REAL ESTATE 0.7%
CBL & Associates Properties, Inc.		6,516	136
Uniti Group, Inc.		203,351	960
VICI Properties, Inc.		89,142	2,594

Total Real Estate Investment Trusts (Cost $1,924)			3,690

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.7%
REPURCHASE AGREEMENTS (l) 5.5%			31,290

ARGENTINA TREASURY BILLS 0.1%
67.368% due 10/18/2023 - 11/23/2023 (f)(g)(i)	ARS	492,028	672

U.S. TREASURY BILLS 0.1%
5.480% due 12/28/2023 (g)(h)(p)		$264	261

Total Short-Term Instruments (Cost $32,479)			32,223

Total Investments in Securities (Cost $861,757)			713,648

Total Investments 126.3% (Cost $861,757)			$713,648
Financial Derivative Instruments (n)(o) 0.5%(Cost or Premiums, net $(3,436))			2,785
Auction-Rate Preferred Shares (6.9)%			(38,900)
Other Assets and Liabilities, net (19.9)%			(112,404)

Net Assets Applicable to Common Shareholders 100.0%			$565,129

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					When-issued security.
(c)					Payment in-kind security.
(d)					Security is not accruing income as of the date of this report.
(e)					Security did not produce income within the last twelve months.
(f)					Coupon represents a weighted average yield to maturity.
(g)					Zero coupon security.
(h)					Coupon represents a yield to maturity.
(i)					Principal amount of security is adjusted for inflation.
(j)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)					RESTRICTED SECURITIES:
Issuer Description					Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'					07/01/2021	$30	$67	0.01%
Drillco Holding Lux SA					06/08/2023	1,326	1,741	0.31
Intelsat Emergence SA					06/19/2017 - 07/03/2023	16,395	6,266	1.11
Neiman Marcus Group Ltd. LLC					09/25/2020	2,719	11,274	1.99
Steinhoff International Holdings NV					06/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%					05/12/2022 - 05/31/2023	2,222	2,047	0.36
West Marine New					06/30/2023	40	29	0.01
Westmoreland Mining Holdings					12/08/2014 - 10/19/2016	1,522	607	0.11
Westmoreland Mining LLC					06/30/2023	353	346	0.06

						$24,607	$22,377	3.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)					REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	09/29/2023	10/02/2023	$290	U.S. Treasury Notes 0.250% due 08/31/2025	$(296)	$290	$290
	5.310	09/29/2023	10/02/2023	31,000	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2033	(31,620)	31,000	31,014

Total Repurchase Agreements						$(31,916)	$31,290	$31,304

REVERSE REPURCHASE AGREEMENTS:
Counterparty				Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO				5.660%	09/22/2023	11/20/2023	$(698)	$(699)
BOS				5.810	07/11/2023	10/10/2023	(2,779)	(2,816)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

6.107	09/15/2023	12/14/2023	(2,600)	(2,607)
6.240	09/22/2023	11/03/2023	(7,313)	(7,325)
BPS	4.360	09/15/2023	TBD(3)	EUR	(18,485)	(19,583)
5.500	05/18/2023	10/10/2023	$(1,182)	(1,207)
5.500	08/10/2023	10/10/2023	(3,622)	(3,651)
5.650	02/10/2023	10/17/2023	(1,879)	(1,948)
6.010	09/18/2023	03/14/2024	(5,965)	(5,979)
6.600	07/13/2023	01/10/2024	(3,381)	(3,430)
BRC	4.250	09/20/2023	TBD(3)	EUR	(563)	(597)
BYR	5.940	09/20/2023	11/20/2023	$(7,492)	(7,507)
CDC	5.630	04/04/2023	10/02/2023	(290)	(299)
5.760	09/29/2023	01/29/2024	(1,204)	(1,205)
5.880	07/28/2023	01/24/2024	(4,090)	(4,134)
5.900	07/05/2023	10/03/2023	(796)	(807)
5.990	10/02/2023	01/02/2024	(306)	(306)
5.990	10/03/2023	01/02/2024	(788)	(788)
6.010	09/07/2023	01/08/2024	(5,529)	(5,552)
6.010	09/11/2023	01/10/2024	(19,161)	(19,228)
6.010	09/15/2023	01/12/2024	(1,464)	(1,468)
6.010	09/29/2023	01/29/2024	(6,650)	(6,653)
6.130	09/26/2023	01/24/2024	(628)	(629)
IND	6.040	09/19/2023	12/19/2023	(975)	(977)
6.090	09/19/2023	12/19/2023	(3,756)	(3,765)
6.140	09/19/2023	12/19/2023	(2,300)	(2,305)
MBC	4.200	09/01/2023	TBD(3)	EUR	(1,085)	(1,151)
MEI	6.160	09/18/2023	01/17/2024	$(4,856)	(4,868)
RCY	6.110	09/15/2023	03/18/2024	(642)	(644)
SOG	5.620	04/12/2023	10/12/2023	(1,554)	(1,596)
5.880	07/31/2023	10/24/2023	(2,677)	(2,705)
5.950	08/03/2023	12/04/2023	(1,993)	(2,013)
6.020	09/27/2023	11/15/2023	(508)	(508)
6.030	08/07/2023	01/24/2024	(1,536)	(1,550)
TDM	5.720	09/22/2023	11/24/2023	(5,258)	(5,266)
UBS	4.100	06/08/2023	TBD(3)	EUR	(2,195)	(2,350)
6.070	08/28/2023	02/26/2024	$(5,762)	(5,796)

Total Reverse Repurchase Agreements	$(133,912)

(m)	Securities with an aggregate market value of $154,921 and cash of $929 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(97,463) at a weighted average interest rate of 5.624%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	3.735%	EUR	700	$49	$(24)	$25	$0	$(6)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.353	1,000	39	(18)	21	0	(2)

$88	$(42)	$46	$0	$(8)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	8,700	$845	$1,931	$2,776	$36	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	4,600	512	563	1,075	20	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,300	171	1,424	1,595	23	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$24,600	(2)	675	673	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	12,500	1	344	345	0	(1)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	06/17/2025		149,020	2,267	(8,789)	(6,522)	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,000	1	90	91	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		26,800	436	(2,324)	(1,888)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		8,100	(2)	932	930	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		35,800	(84)	(3,799)	(3,883)	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		5,430	(1)	616	615	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		21,700	(53)	(2,238)	(2,291)	12	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		9,000	(2)	994	992	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		35,800	(95)	(3,564)	(3,659)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		49,000	182	(4,358)	(4,176)	49	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		29,500	(7)	4,312	4,305	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		32,500	(8)	4,796	4,788	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		75,000	3,046	(9,191)	(6,145)	91	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		106,500	(10,975)	(4,880)	(15,855)	125	0
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		2,800	(1)	635	634	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		38,000	2,575	6,810	9,385	0	(44)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		40,600	(568)	8,253	7,685	0	(56)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		43,900	398	(2,984)	(2,586)	81	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		201,500	(5,022)	(22,322)	(27,344)	689	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		1,400	(10)	544	534	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		21,100	(52)	8,924	8,872	0	(60)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		22,000	(85)	8,869	8,784	0	(64)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		6,000	(18)	2,036	2,018	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		2,400	217	983	1,200	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		187,400	1,316	80,904	82,220	0	(556)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(312)	(111)	0	(4)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,634	1,786	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	903	1,534	2,437	6	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		18,000	240	1,105	1,345	0	(55)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$(3,522)	$74,147	$70,625	$1,177	$(947)

Total Swap Agreements							$(3,434)	$74,105	$70,671	$1,177	$(955)

Cash of $17,528 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2023	GBP	703	$872	$15	$0
11/2023	$139	PEN	517	0	(3)
BPS	10/2023	74,996	EUR	70,736	1	(212)
11/2023	CAD	3,298	$2,461	32	0
11/2023	EUR	67,926	72,069	166	0
CBK	10/2023	BRL	3,235	646	2	0
10/2023	GBP	3,741	4,667	102	0
10/2023	$666	BRL	3,235	0	(23)
11/2023	BRL	3,243	$665	23	0
11/2023	CAD	224	167	2	0
GLM	10/2023	MXN	24	2	0	0
10/2023	$260	MXN	4,476	0	(3)
11/2023	DOP	22,453	$394	0	0
11/2023	$650	BRL	3,258	0	(4)
01/2024	DOP	164,948	$2,896	31	0
02/2024	41,907	728	1	0
JPM	11/2023	MXN	6	0	0	0
MBC	10/2023	EUR	87,417	94,504	2,083	0
10/2023	GBP	9,569	12,038	363	0
10/2023	$303	EUR	283	0	(4)
MYI	10/2023	17,833	16,710	0	(167)
RBC	11/2023	CAD	24	$18	0	0
SCX	11/2023	$331	EUR	312	0	(1)
SSB	10/2023	BRL	3,236	$666	22	0
TOR	10/2023	$17,023	GBP	14,013	74	0
11/2023	CAD	97	$72	1	0
11/2023	GBP	14,013	17,026	0	(74)

Total Forward Foreign Currency Contracts	$2,918	$(491)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.033%	$2,900	$0	$130	$130	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	2.061	EUR	100	(2)	8	6	0

Total Swap Agreements	$(2)	$138	$136	$0

(p)

Securities with an aggregate market value of $261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2023

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$679	$218,819	$27,662	$247,160
Corporate Bonds & Notes
Banking & Finance	0	54,859	4,512	59,371
Industrials	0	124,039	0	124,039
Utilities	0	25,958	0	25,958
Convertible Bonds & Notes
Industrials	0	2,060	0	2,060
Municipal Bonds & Notes
Michigan	0	1,058	0	1,058
Ohio	0	5,006	0	5,006
Puerto Rico	0	9,208	0	9,208
West Virginia	0	3,607	0	3,607
U.S. Government Agencies	0	5,704	4,700	10,404
Non-Agency Mortgage-Backed Securities	0	82,967	769	83,736
Asset-Backed Securities	0	35,415	3,252	38,667
Sovereign Issues	0	15,678	0	15,678
Common Stocks
Communication Services	1,378	0	287	1,665
Energy	0	0	67	67
Financials	2,663	0	6,266	8,929
Industrials	0	0	16,740	16,740
Utilities	0	0	11,287	11,287
Rights
Industrials	0	0	230	230
Warrants
Financials	0	0	1	1
Industrials	0	0	227	227
Preferred Securities
Banking & Finance	0	12,637	0	12,637
Real Estate Investment Trusts
Real Estate	3,690	0	0	3,690
Short-Term Instruments
Repurchase Agreements	0	31,290	0	31,290
Argentina Treasury Bills	0	672	0	672
U.S. Treasury Bills	0	261	0	261

Total Investments	$8,410	$629,238	$76,000	$713,648

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,177	0	1,177
Over the counter	0	2,924	130	3,054

$0	$4,101	$130	$4,231
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(955)	0	(955)
Over the counter	0	(491)	0	(491)

$0	$(1,446)	$0	$(1,446)

Total Financial Derivative Instruments	$0	$2,655	$130	$2,785

Totals	$8,410	$631,893	$76,130	$716,433

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$60,051	$3,586	$(13,373)	$306	$111	$(2,747)	$63	$(20,335)	$27,662	$937
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	4,512	0	4,512	0
Utilities(3)	1,034	0	0	2	0	66	0	(1,102)	0	0
U.S. Government Agencies	4,668	0	(21)	5	7	41	0	0	4,700	39
Non-Agency Mortgage-Backed Securities	889	0	(109)	2	14	(27)	0	0	769	(26)
Asset-Backed Securities	3,815	0	0	7	0	(581)	11	0	3,252	(581)
Common Stocks
Communication Services	331	0	0	0	0	(44)	0	0	287	(44)
Energy	62	0	0	0	0	5	0	0	67	6
Financials	5,363	0	0	0	0	903	0	0	6,266	903

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2023 (Unaudited)

Industrials	17,495	0	0	0	0	(755)	0	0	16,740	(333)
Utilities	0	4,730	0	0	0	6,557	0	0	11,287	6,558
Rights
Industrials(4)	116	0	0	0	0	114	0	0	230	113
Warrants
Financials	0	0	0	0	0	1	0	0	1	0
Industrials	177	0	0	0	0	50	0	0	227	50
Information Technology	8,661	0	(4,690)	0	0	(3,971)	0	0	0	0
Preferred Securities
Industrials	1,671	0	0	0	0	(1,671)	0	0	0	(1,671)

	$104,333	$8,316	$(18,193)	$322	$132	$(2,059)	$4,586	$(21,437)	$76,000	$5,951
Financial Derivative Instruments - Assets
Over the counter	$125	$35	$0	$0	$0	$(30)	$0	$0	$130	$5

Totals	$104,458	$8,351	$(18,193)	$322	$132	$(2,089)	$4,586	$(21,437)	$76,130	$5,956

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$15,412	Comparable Companies			EBITDA Multiple		X/X	11.000/10.000	—
		6,921	Discounted Cash Flow			Discount Rate			26.560	—
		639	Expected Recovery			Recovery Rate			100.000	—
		3,569	Recent Transaction			Purchase Price			98.000 - 98.250	98.076
		1,121	Third Party Vendor			Broker Quote			72.500 - 95.250	91.416
Corporate Bonds & Notes
Banking & Finance		4,512	Expected Recovery			Recovery Rate			54.375	—
U.S. Government Agencies		4,700	Discounted Cash Flow			Discount Rate			13.000	—
Non-Agency Mortgage-Backed Securities		769	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		3,241	Discounted Cash Flow			Discount Rate			10.000 – 20.000	15.428
		11	Fair Valuation Of Odd Lot Positions			Adjustment Factor			2.500	—
Common Stocks
Communication Services		287	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		67	Comparable Companies			EBITDA Multiple		X	3.740	—
Financials		6,266	Indicative Market Quotation/ Comparable Companies			Broker Quote/EBITDA Multiple		$/X	22.500/4.000	—
Industrials		11,274	Comparable Multiple/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.530/5.780/10.500	—
		2,047	Discounted Cash Flow			Discount Rate			15.620	—
		3,419	Indicative Market Quotation			Broker Quote			$6.500 - 15.620	21.630
Utilities		11,258	Comparable Companies			EBITDA Multiple		X	5.000	—
		29	Comparable Companies			Revenue Multiple		X/X	0.550/0.550	—
Rights
Industrials		230	Discounted Cash Flow			Discount Rate			2.750	—
Warrants
Financials		1	Option Pricing			Volatility			40.000	—
Industrials		227	Discounted Cash Flow			Discount Rate			2.750	—
Financial Derivative Instruments - Assets
Over the counter		130	Indicative Market Quotation			Broker Quote			3.271	-

Total		$76,130

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Sector type updated from Banking and Finance to Utilities since prior fiscal year end.
(4)									Sector type updated from Financials to Industrials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank
CDC	Natixis Securities Americas LLC	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	MXN	Mexican Peso
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
LIBOR01M	1 Month USD-LIBOR	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"